EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the Annual Collection Period ended December, 2005					Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05

B.	SUMMARY

		Beginning Balance	12/31/2005 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	269,000,000.00	—	—	—	—	—	—	—	—
7	Class A-2 Notes	345,000,000.00	—	—	34,815,738.02	26,583,133.99	30,229,343.50	35,831,473.34	22,220,411.95	—
8	Class A-3 Notes	368,000,000.00	173,876,397.19	0.4724902	—	—	—	—	5,539,108.84	26,947,059.40
9	Class A-4 Notes	279,315,000.00	279,315,000.00	1.0000000	—	—	—	—	—	—
10	Class B Notes	29,033,164.85	29,033,164.85	1.0000000	—	—	—	—	—	—

11	Total Securities	$1,290,348,164.85	$482,224,562.04		$34,815,738.02	$26,583,133.99	$30,229,343.50	$35,831,473.34	$27,759,520.79	$26,947,059.40

12	Net Pool Balance	$1,354,290,044.71	$501,234,220.09

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			1.1456%	—	—	—	—	—	—
14	Class A-2 Notes			1.5500%	193,336.80	148,366.47	114,029.92	74,983.69	28,701.37	—
15	Class A-3 Notes			2.2700%	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	685,655.19
16	Class A-4 Notes			2.9400%	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75

	Total Securities				1,573,791.88	1,528,821.55	1,494,485.00	1,455,438.77	1,409,156.45	1,369,976.94

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				24,056,918.47	19,096,642.52	20,126,243.43	23,164,967.95	18,223,669.89	17,377,943.47
18	Scheduled Interest Payments Received				2,669,803.03	1,999,698.93	1,988,697.90	2,260,572.74	1,750,330.18	1,674,127.35
19	Prepayments of Principal Received				201,243.17	214,818.79	152,647.77	186,282.58	151,013.49	147,399.87
20	Liquidation Proceeds				11,589,415.47	8,522,610.97	11,242,066.09	13,631,014.90	10,534,772.34	10,585,170.84
21	Recoveries Received				206,287.90	170,756.73	481,098.90	384,121.86	218,202.88	134,704.96
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—

23	Subtotal: Total Collections				38,723,668.04	30,004,527.94	33,990,754.09	39,626,960.03	30,877,988.78	29,919,346.49

24	Repurchased Receivables				—	—	15,824.98	—	—	—
25	Reserve Account Excess Amount (Item 85)				16,979.34	16,749.84	20,812.60	21,617.64	23,737.76	24,002.38

26	Total Available Funds, prior to Servicer Advances				38,740,647.38	30,021,277.78	34,027,391.67	39,648,577.67	30,901,726.54	29,943,348.87

27	Servicer Advance (Item 68)				—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				38,740,647.38	30,021,277.78	34,027,391.67	39,648,577.67	30,901,726.54	29,943,348.87

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				38,740,647.38	30,021,277.78	34,027,391.67	39,648,577.67	30,901,726.54	29,943,348.87

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—
32	Servicing Fees (Item 38)				688,356.89	659,343.77	637,191.16	612,000.04	582,140.48	559,007.55
33	Class A Noteholder Interest (Item 47)				1,573,791.88	1,528,821.55	1,494,485.00	1,455,438.77	1,409,156.45	1,369,976.94
34	Principal Distribution Amount (Item 72)				34,815,738.02	26,583,133.99	30,229,343.50	35,831,473.34	27,759,520.79	26,947,059.40
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—

37	Remaining Funds to Certificateholder				1,662,760.59	1,249,978.47	1,666,372.00	1,749,665.52	1,150,908.82	1,067,304.99

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				688,356.89	659,343.77	637,191.16	612,000.04	582,140.48	559,007.55

	Pro rata:
39	Class A-1 Interest				—	—	—	—	—	—
40	Class A-2 Interest				193,336.80	148,366.47	114,029.92	74,983.69	28,701.37	—
41	Class A-3 Interest				696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	685,655.19
42	Class A-4 Interest				684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—

47	Class A Noteholder Interest				1,573,791.88	1,528,821.55	1,494,485.00	1,455,438.77	1,409,156.45	1,369,976.94

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				826,028,265.65	791,212,527.63	764,629,393.64	734,400,050.14	698,568,576.80	670,809,056.01

49	Beginning Net Pool Balance				861,862,470.85	825,447,537.04	797,300,539.33	765,542,853.05	728,218,740.55	699,002,485.64
50	Receipts of Scheduled Principal				(24,056,918.47)	(19,096,642.52)	(20,126,243.43)	(23,164,967.95)	(18,223,669.89)	(17,377,943.47)
51	Receipts of Prepaid Principal				(201,243.17)	(214,818.79)	(152,647.77)	(186,282.58)	(151,013.49)	(147,399.87)
52	Liquidation Proceeds				(11,589,415.47)	(8,522,610.97)	(11,242,066.09)	(13,631,014.90)	(10,534,772.34)	(10,585,170.84)
53	Other Collections of Principal				—	—	—	—	—	—
54	Principal Amount of Repurchases				—	—	(15,824.98)	—	—	—
55	Principal Amount of Defaulted and Terminated Receivables				(567,356.70)	(312,925.43)	(220,904.01)	(341,847.07)	(306,799.19)	(257,176.66)

56	Ending Net Pool Balance				825,447,537.04	797,300,539.33	765,542,853.05	728,218,740.55	699,002,485.64	670,634,794.80
57	Yield Supplement Overcollateralization Amount				34,235,009.41	32,671,145.69	31,142,802.91	29,650,163.75	28,193,429.63	26,772,798.19

58	Adjusted Pool Balance				791,212,527.63	764,629,393.64	734,400,050.14	698,568,576.80	670,809,056.01	643,861,996.61

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				34,815,738.02	26,583,133.99	30,229,343.50	35,831,473.34	27,759,520.79	26,947,059.40

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement For the Annual Collection Period ended December, 2005		Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	38,740,647.38	30,021,277.78	34,027,391.67	39,648,577.67	30,901,726.54	29,943,348.87
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	688,356.89	659,343.77	637,191.16	612,000.04	582,140.48	559,007.55
64	Less: Interest Paid to Noteholders (Item 33)	1,573,791.88	1,528,821.55	1,494,485.00	1,455,438.77	1,409,156.45	1,369,976.94
65	Less: Calculated Principal Distribution (Item 60)	34,815,738.02	26,583,133.99	30,229,343.50	35,831,473.34	27,759,520.79	26,947,059.40

66	Equals: Remaining Available Funds before Servicer Advance	1,662,760.59	1,249,978.47	1,666,372.00	1,749,665.52	1,150,908.82	1,067,304.99
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	1,662,760.59	1,249,978.47	1,666,372.00	1,749,665.52	1,150,908.82	1,067,304.99
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 — Available Funds Shortfall + Reserve Account Draw Amt)	34,815,738.02	26,583,133.99	30,229,343.50	35,831,473.34	27,759,520.79	26,947,059.40

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
78	Initial Reserve Account Balance	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82

79	Beginning Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
80	Plus: Net Investment Income for the Collection Period	16,979.34	16,749.84	20,812.60	21,617.64	23,737.76	24,002.38

81	Subtotal: Reserve Fund Available for Distribution	9,694,590.58	9,694,361.08	9,698,423.84	9,699,228.88	9,701,349.00	9,701,613.62
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,694,590.58	9,694,361.08	9,698,423.84	9,699,228.88	9,701,349.00	9,701,613.62
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	16,979.34	16,749.84	20,812.60	21,617.64	23,737.76	24,002.38

86	Equals: Ending Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
88	Net Pool Balance	825,447,537	797,300,539	765,542,853	728,218,741	699,002,486	670,634,795
89	Number of Current Contracts	58,074	57,378	56,474	55,318	54,366	53,410
90	Weighted Average Loan Rate	3.17%	3.16%	3.16%	3.15%	3.14%	3.13%
91	Average Remaining Term	40.6	39.7	38.7	37.6	36.8	35.9
92	Average Original Term	58.9	59.0	59.0	59.1	59.1	59.1

		Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance	Outstanding Principal Balance

	Net Credit Loss and Repossession Activity*:
93	Aggregate Outstanding Principal Balance of Charged Off Receivables	567,357	312,925	220,904	341,847	306,799	257,177
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—
95	Recoveries Received on Receivables Previously Charged Off	206,288	170,757	481,099	384,122	218,203	134,705

96	Net Principal Losses for Current Collection Period	361,069	142,169	(260,195)	(42,275)	88,596	122,472

97	Beginning Net Principal Losses*	4,141,205	4,502,274	4,644,443	4,384,248	4,341,973	4,430,569
98	Net Principal Losses for Current Collection Period	361,069	142,169	(260,195)	(42,275)	88,596	122,472

99	Cumulative Net Principal Losses*	4,502,274	4,644,443	4,384,248	4,341,973	4,430,569	4,553,041

	Delinquencies Aging Profile — End of Period:
100	Current	821,193,586	793,952,657	762,638,841	725,048,854	695,730,187	666,776,031
101	31 - 60 Days Delinquent	4,050,718	3,003,766	2,696,397	2,815,432	2,965,078	3,435,221
102	61 - 90 Days Delinquent	203,233	344,117	207,615	354,455	307,221	423,543

103	Total	825,447,537	797,300,539	765,542,853	728,218,741	699,002,486	670,634,795

	*Net Credit Loss and Repossession Activity reflects changes to the calculation of recoveries received:

	Beginning Net Principal Losses (As Reported)	1,967,657
	Beginning Net Principal Losses (Revised)	4,141,205

	Cumulative Net Principal Losses (As Reported)	2,328,725
	Cumulative Net Principal Losses (Revised)	4,502,274

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the Annual Collection Period ended December, 2005					Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Total

B.	SUMMARY

		Beginning Balance	12/31/2005 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment

6	Class A-1 Notes	269,000,000.00	—	—	—	—	—	—	—	—	—
7	Class A-2 Notes	345,000,000.00	—	—	—	—	—	—	—	—	149,680,100.80
8	Class A-3 Notes	368,000,000.00	173,876,397.19	0.4724902	34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06	194,123,602.81
9	Class A-4 Notes	279,315,000.00	279,315,000.00	1.0000000	—	—	—	—	—	—	—
10	Class B Notes	29,033,164.85	29,033,164.85	1.0000000	—	—	—	—	—	—	—

11	Total Securities	$1,290,348,164.85	$482,224,562.04		$34,718,116.06	$26,677,105.51	$31,369,600.71	$23,361,616.60	$22,706,397.63	$22,804,598.06	$343,803,703.61

12	Net Pool Balance	$1,354,290,044.71	$501,234,220.09

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			1.1456%	—	—	—	—	—	—	—
14	Class A-2 Notes			1.5500%	—	—	—	—	—	—	559,418.24
15	Class A-3 Notes			2.2700%	634,680.33	569,005.23	518,541.04	459,200.21	415,007.82	372,054.88	7,134,811.36
16	Class A-4 Notes			2.9400%	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	8,211,861.00

	Total Securities				1,319,002.08	1,253,326.98	1,202,862.79	1,143,521.96	1,099,329.57	1,056,376.63	15,906,090.60

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				21,844,338.47	16,712,120.46	20,247,079.44	16,508,915.64	15,775,783.90	15,972,520.04	229,107,143.68
18	Scheduled Interest Payments Received				2,025,259.22	1,498,502.62	1,797,698.03	1,378,821.10	1,279,658.42	1,258,097.22	21,581,266.74
19	Prepayments of Principal Received				131,272.38	154,626.35	137,117.97	138,699.50	145,927.84	133,831.51	1,894,881.22
20	Liquidation Proceeds				13,746,736.47	10,969,470.73	11,715,629.07	7,641,566.94	7,726,222.31	7,524,951.48	125,429,627.61
21	Recoveries Received				231,851.94	125,403.29	158,266.91	256,952.89	176,819.39	188,306.84	2,732,774.49
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—	—

23	Subtotal: Total Collections				37,979,458.48	29,460,123.45	34,055,791.42	25,924,956.07	25,104,411.86	25,077,707.09	380,745,693.74

24	Repurchased Receivables				—	—	—	—	—	—	15,824.98
25	Reserve Account Excess Amount (Item 85)				26,251.19	27,772.20	28,142.39	30,431.76	31,114.54	33,735.56	301,347.20

26	Total Available Funds, prior to Servicer Advances				38,005,709.67	29,487,895.65	34,083,933.81	25,955,387.83	25,135,526.40	25,111,442.65	381,062,865.92

27	Servicer Advance (Item 68)				—	—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				38,005,709.67	29,487,895.65	34,083,933.81	25,955,387.83	25,135,526.40	25,111,442.65	381,062,865.92

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				38,005,709.67	29,487,895.65	34,083,933.81	25,955,387.83	25,135,526.40	25,111,442.65	381,062,865.92

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—	—
32	Servicing Fees (Item 38)				536,551.66	507,619.90	485,388.98	459,247.65	439,779.63	420,857.63	6,587,485.35
33	Class A Noteholder Interest (Item 47)				1,319,002.08	1,253,326.98	1,202,862.79	1,143,521.96	1,099,329.57	1,056,376.63	15,906,090.60
34	Principal Distribution Amount (Item 72)				34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06	343,803,703.61
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—	—

37	Remaining Funds to Certificateholder				1,432,039.86	1,049,843.26	1,026,081.33	991,001.63	890,019.57	829,610.32	14,765,586.37

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				536,551.66	507,619.90	485,388.98	459,247.65	439,779.63	420,857.63	6,587,485.35

	Pro rata:
39	Class A-1 Interest				—	—	—	—	—	—	—
40	Class A-2 Interest				—	—	—	—	—	—	559,418.24
41	Class A-3 Interest				634,680.33	569,005.23	518,541.04	459,200.21	415,007.82	372,054.88	7,134,811.36
42	Class A-4 Interest				684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	8,211,861.00
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—	—

47	Class A Noteholder Interest				1,319,002.08	1,253,326.98	1,202,862.79	1,143,521.96	1,099,329.57	1,056,376.63	15,906,090.60

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				643,861,996.61	609,143,880.55	582,466,775.04	551,097,174.33	527,735,557.73	505,029,160.10
49	Beginning Net Pool Balance				670,634,794.80	634,532,269.81	606,506,963.58	573,825,368.88	549,187,970.08	525,241,987.37	861,862,470.85
50	Receipts of Scheduled Principal				(21,844,338.47)	(16,712,120.46)	(20,247,079.44)	(16,508,915.64)	(15,775,783.90)	(15,972,520.04)	(229,107,143.68)
51	Receipts of Prepaid Principal				(131,272.38)	(154,626.35)	(137,117.97)	(138,699.50)	(145,927.84)	(133,831.51)	(1,894,881.22)
52	Liquidation Proceeds				(13,746,736.47)	(10,969,470.73)	(11,715,629.07)	(7,641,566.94)	(7,726,222.31)	(7,524,951.48)	(125,429,627.61)
53	Other Collections of Principal				—	—	—	—	—	—	—
54	Principal Amount of Repurchases				—	—	—	—	—	—	(15,824.98)
55	Principal Amount of Defaulted and Terminated Receivables				(380,177.67)	(189,088.69)	(581,768.22)	(348,216.72)	(298,048.66)	(376,464.25)	(4,180,773.27)

56	Ending Net Pool Balance				634,532,269.81	606,506,963.58	573,825,368.88	549,187,970.08	525,241,987.37	501,234,220.09	501,234,220.09
57	Yield Supplement Overcollateralization Amount				25,388,389.26	24,040,188.54	22,728,194.55	21,452,412.35	20,212,827.27	19,009,658.05	19,009,658.05

58	Adjusted Pool Balance				609,143,880.55	582,466,775.04	551,097,174.33	527,735,557.73	505,029,160.10	482,224,562.04	482,224,562.04

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06	343,803,703.61

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the Annual Collection Period ended December, 2005		Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Total

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	38,005,709.67	29,487,895.65	34,083,933.81	25,955,387.83	25,135,526.40	25,111,442.65
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	536,551.66	507,619.90	485,388.98	459,247.65	439,779.63	420,857.63
64	Less: Interest Paid to Noteholders (Item 33)	1,319,002.08	1,253,326.98	1,202,862.79	1,143,521.96	1,099,329.57	1,056,376.63
65	Less: Calculated Principal Distribution (Item 60)	34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06

66	Equals: Remaining Available Funds before Servicer Advance	1,432,039.86	1,049,843.26	1,026,081.33	991,001.63	890,019.57	829,610.32
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	1,432,039.86	1,049,843.26	1,026,081.33	991,001.63	890,019.57	829,610.32	14,765,586.37
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	34,718,116.06	26,677,105.51	31,369,600.71	23,361,616.60	22,706,397.63	22,804,598.06	343,803,703.61

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
78	Initial Reserve Account Balance	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82
79	Beginning Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
80	Plus: Net Investment Income for the Collection Period	26,251.19	27,772.20	28,142.39	30,431.76	31,114.54	33,735.56	301,347.20

81	Subtotal: Reserve Fund Available for Distribution	9,703,862.43	9,705,383.44	9,705,753.63	9,708,043.00	9,708,725.78	9,711,346.80	9,978,958.44
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,703,862.43	9,705,383.44	9,705,753.63	9,708,043.00	9,708,725.78	9,711,346.80	9,978,958.44
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	26,251.19	27,772.20	28,142.39	30,431.76	31,114.54	33,735.56	301,347.20

86	Equals: Ending Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
88	Net Pool Balance	634,532,270	606,506,964	573,825,369	549,187,970	525,241,987	501,234,220
89	Number of Current Contracts	52,099	51,066	49,961	49,192	48,405	47,626
90	Weighted Average Loan Rate	3.12%	3.12%	3.11%	3.10%	3.09%	3.09%
91	Average Remaining Term	34.8	33.9	32.9	32.0	31.1	30.2
92	Average Original Term	59.2	59.2	59.2	59.3	59.3	59.4

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
		Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Total

	Net Credit Loss and Repossession Activity*:
93	Aggregate Outstanding Principal Balance of Charged Off Receivables	380,178	189,089	581,768	348,217	298,049	376,464	4,180,773
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—	—
95	Recoveries Received on Receivables Previously Charged Off	231,852	125,403	158,267	256,953	176,819	188,307	2,732,775

96	Net Principal Losses for Current Collection Period	148,326	63,685	423,501	91,264	121,229	188,157	1,447,999

97	Beginning Net Principal Losses*	4,553,041	4,701,367	4,765,052	5,188,553	5,279,817	5,401,046
98	Net Principal Losses for Current Collection Period	148,326	63,685	423,501	91,264	121,229	188,157

99	Cumulative Net Principal Losses*	4,701,367	4,765,052	5,188,553	5,279,817	5,401,046	5,589,204

	Delinquencies Aging Profile — End of Period:
100	Current	630,544,076	601,993,697	569,341,725	545,187,583	520,753,752	496,768,498
101	31 - 60 Days Delinquent	3,534,333	4,047,995	3,970,169	3,576,313	3,950,267	4,022,685
102	61 - 90 Days Delinquent	453,861	465,271	513,475	424,074	537,968	443,037

103	Total	634,532,270	606,506,964	573,825,369	549,187,970	525,241,987	501,234,220

	*Net Credit Loss and Repossession Activity reflects changes to the calculation of recoveries received:

	Beginning Net Principal Losses (As Reported)
	Beginning Net Principal Losses (Revised)

	Cumulative Net Principal Losses (As Reported)
	Cumulative Net Principal Losses (Revised)